GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Feb. 23, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL
AND
INTANGIBLE ASSETS
The following table summarizes the changes in the Company’s goodwill balances (in millions):

	February 23, 2019	February 24, 2018
Balance at beginning of year	$1,183.3	$1,167.8
Acquisitions and related adjustments	—	157.8
Impairment	—	(142.3)

Balance at end of year	$1,183.3	$1,183.3

During the second quarter of fiscal 2017, there was a sustained decline in the market multiples of publicly traded peer companies. In addition, during the second quarter of fiscal 2017, the Company revised its short-term operating plan. As a result, the Company determined that an interim review of its recoverability of goodwill was necessary. Consequently, during the second quarter of fiscal 2017, the Company recorded a goodwill impairment loss of $142.3 million, substantially all within the Acme reporting unit relating to the November 2015 acquisition of stores from The Great Atlantic and Pacific Tea Company, Inc., due to changes in the estimate of its long-term future financial performance to reflect lower expectations for growth in revenue and earnings than previously estimated. The goodwill impairment loss was based on a quantitative analysis using a combination of a discounted cash flow model (income approach) and a guideline public company comparative analysis (market approach).
The Company’s Intangible assets, net consisted of the following (in millions):

		February 23, 2019			February 24, 2018
	Estimated useful lives (Years)	Gross carrying amount	Accumulated amortization	Net	Gross carrying amount	Accumulated amortization	Net
Trade names	40	$1,959.1	$(231.7)	$1,727.4	$1,960.4	$(174.1)	$1,786.3
Beneficial lease rights	12	892.0	(410.6)	481.4	918.3	(355.7)	562.6
Customer prescription files	5	1,483.4	(1,276.1)	207.3	1,486.4	(1,078.1)	408.3
Internally developed software	5	672.4	(348.1)	324.3	537.1	(246.3)	290.8
Other intangible assets(1)	6	22.4	(14.4)	8.0	27.1	(7.9)	19.2

Total finite-lived intangible assets		5,029.3	(2,280.9)	2,748.4	4,929.3	(1,862.1)	3,067.2
Liquor licenses and restricted covenants	Indefinite	86.1	—	86.1	75.3	—	75.3

Total intangible assets, net		$5,115.4	$(2,280.9)	$2,834.5	$5,004.6	$(1,862.1)	$3,142.5

(1)	Other intangible assets consists of covenants not to compete, specialty accreditation and licenses and patents.
Amortization expense for intangible assets with finite useful lives was $444.2 million, $525.2 million and $512.7 million for fiscal 2018, fiscal 2017 and fiscal 2016, respectively. Estimated future amortization expense associated with the net carrying amount of intangibles with finite lives is as follows (in millions):

Fiscal Year	Amortization Expected
2019	$457.9
2020	217.8
2021	191.8
2022	163.8
2023	119.0
Thereafter	1,598.1

Total	$2,748.4

During fiscal 2018, fiscal 2017 and fiscal 2016, the Company had intangible asset impairment losses of $5.3 million, $22.1 million and $7.1 million, respectively. The impairment losses primarily relate to underperforming stores, with fiscal 2017 also including a $12.8 million loss related to information technology assets in connection with the Company’s development of a new digital platform.
The Company had long-term liabilities for unfavorable operating lease intangibles related to above-market leases of $372.6 million and $440.1 million as of February 23, 2019 and February 24, 2018, respectively. Amortization of unfavorable operating leases recorded as a reduction of expense was $64.5 million, $77.8 million and $97.9 million for fiscal 2018, fiscal 2017 and fiscal 2016, respectively.